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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated December 4, 1997, included in this Form 8-K/A, into the Company's previously filed Registration Statements No. 33-90318, 333-00346, 333-04299, 333-09425, 333-14325, 333-21709, 333-35997, and 333-43707.





San Francisco, California                                ARTHUR ANDERSEN LLP
February 5, 1997



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